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                                                                  EXHIBIT 10.51

                             AMENDED CONFIRMATION

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Date:   July 24, 1995

To:     FOOTHILL CAPITAL CORPORATION ("Foothill Capital")
        11111 Santa Monica Blvd.
        Suite 1500
        Los Angeles, CA 90025-3333

        Attn:  Paz Hernandez

        Fax number:  (310) 575-3435

From:   ABN AMRO Bank N.V., Chicago Branch ("ABN AMRO")

        Fax number:  (312) 904-5778

Re:     Interest Rate Swap Transaction (Ref CTR/00003522/00015070)

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Ladies/Gentlemen:

This Confirmation supersedes all previous Confirmations with respect to the Swap Transaction referred to herein.

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Interest Rate and Currency Exchange specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")), without regard to subsequent amendments or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions of this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.


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ABN-AMRO

1. This Confirmation supplements, forms a part of, and is subject to the Master Agreement dated as of February 21, 1995, as amended from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


Notional Amount:                             USD 25,000,000

Trade Date:                                  July 20, 1995

Effective Date:                              July 24, 1995

Termination Date:                            July 24, 1997, subject to adjustment in accordance with the Modified
                                             Following Business Day Convention


FIXED AMOUNTS:

      Fixed Rate Payer:                      ABN AMRO

      Fixed Rate Payer Payment Dates:        The 24th day of each January and July, commencing on January 24, 1996, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

      Fixed Rate:                            6.07%

      Fixed Rate Day Count Fraction:         30/360

FLOATING AMOUNTS;

      Floating Rate Payer:                   Foothill Capital

      Floating Rate Payer Payment Dates:     The 24th day of each January, and July commencing on January 24, 1996, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

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
        Floating Rate Option:   USD-CP-H.15

        Designated Maturity:    1 month

        Spread:                 none

        Floating Rate
        Day Count Fraction:     Actual/360

        Reset Dates:            Each New York Banking day in each
                                Compounding Period

        Method of Averaging:    Unweighted

        Compounding:            Applicable

        Compounding Dates:      The 24th day of each month

Business Days:                  New York

Calculation Agent:              ABN AMRO


3.      Offices:

(a) The Office of the Fixed Rate Payer for this Swap Transaction is Chicago.

(b) The Office of the Floating Rate Payer for this Swap Transaction is Los Angeles.

4.      Account Details

Payments to ABN AMRO:

        ABA No. 026009580 of ABN AMRO Bank N.V. New York Branch at the Federal Reserve Bank of New York A/C 220080521100

Payments to Foothill Capital:

        Chemical Bank, NA, New York, ABA No. 021000128, A/C 323-266193,
        Credit: Foothill Capital Corporation, Re: Swap - Maturing 7/24/97




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5.      Other Provisions:

        Assignment:     This Swap Transaction may be assigned only with prior
                        written consent

                        Netting: The parties hereto hereby agree that subparagraph (ii) of Part 2(c) of the Agreement shall not apply to any Swap Transaction

        Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within ten (10) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Dinesh Samtani (fax number: (312) 904-5772, or sending a telex to Dinesh Samtani (telex no.: 62734, answerback: ABN UW) substantially to the following effect: "We acknowledge receipt of your fax dated July 24, 1995 with respect to a Swap Transaction between Foothill Capital and ABN AMRO Bank N.V., Chicago Branch with a Notional Amount of USD 25,000,000 and a Termination Date of July 24, 1997 and confirm that such fax correctly sets forth the terms of our agreement relating to the Swap Transaction described therein. Very truly yours, ____________________, by (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

ABN AMRO Bank N.V., Chicago Branch


By: PETER MATTEUCCI                  By: FRED GLATZ
   ------------------------------       -------------------------------
   Name:  Peter Matteucci               Name:  Fred Glatz
   Title: Vice President                Title: Assistant Vice President


Confirmed as of the date first written:
FOOTHILL CAPITAL CORPORATION, LOS ANGELES

By: D.C. WILTON
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   Name:  D.C. Wilton
   Title: Executive Vice President